                                                                   EXHIBIT 10.11

                      FIFTH AMENDMENT AND WAIVER AGREEMENT
                      ------------------------------------

     FIFTH AMENDMENT AND WAIVER AGREEMENT (this "AGREEMENT") dated as of September 3, 1996 by and among (1) Xomed Surgical Products, Inc., formerly known as Merocel/Xomed Holdings, Inc. ("HOLDINGS"), (2) Merocel Corporation ("MEROCEL"), (3) Xomed, Inc., formerly known as Xomed-Treace, Inc. ("XOMED"),
(4) Xomed-Treace, P.R. Inc. ("XOMED P.R."), (5) TreBay Medical Corporation ("TREBAY" and, together with Holdings, Merocel, Xomed and Xomed P.R., collectively, the "BORROWERS" and each, singularly, a "BORROWER"), (6) Bank of Boston Connecticut ("BKBCT"), The Chase Manhattan Bank (formerly known as Chemical Bank), Bank of Scotland and Internationale Nederlanden (U.S.) Capital Corporation as banks (collectively, the "BANKS" and individually, a "BANK"), and
(7) BKBCT as agent (the "AGENT") for the Banks, with respect to a certain Credit Agreement dated as of April 15, 1994 by and among the Borrowers, the Banks and the Agent, as amended by a certain First Amendment Agreement dated June 24, 1994, an Amendment and Waiver Agreement dated as of March 31, 1995, a Second Amendment and Waiver Agreement dated as of July 3, 1995, a Third Amendment and Waiver Agreement dated as of April 15, 1996, a Joinder Agreement dated as of April 16, 1996 and a Fourth Amendment and Waiver Agreement dated as of June 7, 1996 (collectively, the "CREDIT AGREEMENT").


                              W I T N E S S E T H:
                              --------------------

     WHEREAS, pursuant to the terms of the Credit Agreement, the Banks made loans to the Borrowers; and

     WHEREAS, the Borrowers have requested that the Banks and the Agent waive certain provisions of the Credit Agreement and amend certain terms and conditions of the Credit Agreement; and

     WHEREAS, the Banks and the Agent are willing to waive certain provisions of the Credit Agreement and amend certain terms and conditions of the Credit Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     (S)1.  DEFINITIONS.  Capitalized terms used herein without definition that
            -----------
are defined in the Credit Agreement shall have the same meanings herein as therein.

     (S)2.  RATIFICATION OF EXISTING AGREEMENTS.  All of the Borrowers'
            -----------------------------------
obligations and liabilities to the Banks and the Agent as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Loan Documents, are, by each Borrower's execution of this Agreement, ratified and confirmed in all respects. In addition, by each Borrower's execution of this Agreement, each Borrower represents and warrants that no counterclaim, right of set-off or defense of any kind exists or is outstanding with respect to such obligations and liabilities.

     (S)3.  REPRESENTATIONS AND WARRANTIES; ACKNOWLEDGMENT. The Borrowers
            ----------------------------------------------
hereby represent and warrant to the Agent and the Banks as follows:

          (a) Each has adequate power to execute and deliver this Agreement and each other document to which it is a party in connection herewith and to perform its respective obligations hereunder or thereunder. This Agreement and each other document executed in connection herewith has been executed and delivered by each Borrower and do not contravene any law, rule or regulation applicable to any of them or any of the terms of any other indenture, agreement or undertaking to which any of them is a party. The obligations contained in this Agreement and each other document executed in connection herewith to which each is a party, taken together with the obligations under the Loan Documents, constitute the legal, valid and binding obligations enforceable against each Borrower, as the case may be, in accordance with their respective terms.

          (b) After giving effect to the transactions contemplated hereby, no Event of Default under and as defined in any of the Loan Documents has occurred and is continuing.

          (c) All of the representations and warranties made by the Borrowers in the Credit Agreement, the Notes and the other Loan Documents are true and correct on the date hereof as if made on and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that any of such representations and warranties relate expressly to an earlier date.

     (S)4. WAIVERS. Subject to the satisfaction of the conditions set forth
           -------
below, the Banks and the Agent waive those Events of Default set forth on
Schedule 1 attached hereto and made a part hereof. The waivers set forth above
- ----------
in this (S)4 shall be effective only for those Events of Default set forth on
Schedule 1 attached hereto and only for the periods set forth therein and such
- ----------
waivers shall not entitle the Borrowers to any future waiver in similar or other circumstances. Without limiting the foregoing, upon the occurrence of an Event of Default after the date set forth above, or if an Event of Default has occurred and is continuing on the date hereof that is not set on Schedule 1, the
                                                                 ----------
Agent, upon the request of the Majority Banks, shall be free in its sole and absolute discretion, so long as such Event of Default is continuing, to accelerate the payment in full of the Borrowers' indebtedness to the Banks and the Agent under the Credit Agreement and the other Loan Documents, and each Bank and the Agent, with the consent of the Majority Banks, may proceed to enforce any or all of such Bank's and the Agent's, as applicable, rights under or in respect of the Credit Agreement, the Notes and the other Loan Documents and applicable law.

     (S)5. CONDITIONS PRECEDENT. The effectiveness of the waivers and amendments
           ---------- ---------
set forth herein shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:

          (a) Representations and Warranties.  All of the representations and
              ------------------------------
warranties made by the Borrowers herein, whether directly or incorporated by reference, shall be true and correct on the date hereof, except as provided in
(S)3 hereof.

          (b) Delivery. The parties hereto shall have executed and delivered
              --------
this Agreement in form and substance satisfactory to the Banks and the Agent.

          (c) Amendment Fee. The Borrowers shall have paid to the Agent, for the
              -------------
benefit of those Banks which consent to the transactions contemplated hereby on or before September 3, 1996, an amendment fee in the amount of $44,922.50, payable by the Agent to such Banks in an amount based upon each Bank's percentage of the total Loans outstanding from Banks consenting to the transactions contemplated hereby.

     (S)6.  AMENDMENTS TO THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS.
            -----------------------------------------------------------

          (a) Amendment to Schedule 2 of the Credit Agreement. The definition of
              -----------------------------------------------
"Consolidated Operating Cash Flow" appearing in Schedule 2 of the Credit
                                                ----------
Agreement is hereby amended in its entirety to read as follows:

               "Consolidated Operating Cash Flow.  For any period, an amount
                --------------------------------
          equal to (a) the sum of (i) Earnings Before Interest and Taxes for such period, plus (ii) depreciation, amortization and, with respect to
                       ----
          the fiscal quarters of the Borrowers ending June 29, 1996, September 28, 1996, December 31, 1996 and March 29, 1997 only, a one time non-cash charge in the amount of $3,612,000 in connection with the write off of TreBay's research and development expenses, plus (iii) with
                                                             ----
          respect to the fiscal quarters of the Borrowers ending June 29, 1996, September 28, 1996, December 31, 1996 and March 29, 1997 only, one time restructuring expenses in the amount of $3,093,000, less (b) the
                                                                   ----
          sum of (i) cash payments for all taxes paid during such period, plus
                                                                          ----
          (ii) Capital Expenditures made during such period to the extent permitted hereunder; provided, that no Section 338 Event shall be
                               --------
          included when calculating Consolidated Operating Cash Flow hereunder."


          (b) Amendment to Schedule 2 of the Credit Agreement. The definition of
              -----------------------------------------------
"Consolidated Financial Obligations" appearing in Schedule 2 of the Credit
                                                  ----------
Agreement is hereby amended by adding the following to the end of such definition:

          "; provided, that such amount shall not include any payments of
             --------
     principal on the Term Loan that become due pursuant to (S)(S)4.3(b) and (c) of this Credit Agreement."

          (c) Amendment to Schedule 2 of the Credit Agreement. The definition of
                           ----------
"Consolidated Shareholders Equity" appearing in Schedule 2 of the Credit
                                                ----------
Agreement is hereby amended by adding the following to the end of such definition:

          "; provided, further that such amount shall include the Series C
             --------
     Redeemable Preferred Stock of Holdings in all calculations of Consolidated Shareholders Equity."

          (d) Amendment to Schedule 2 of the Credit Agreement. The definition of
              -----------------------------------------------
"Indebtedness" appearing in Schedule 2 of the Credit Agreement is hereby amended
                            ----------
by adding the following to the end of such definition:

          "; provided, that in no event shall the Series C Redeemable Preferred
             --------
     Stock of Holdings constitute Indebtedness under this definition."

          (e) Amendment to Section 10.1. Section 10.1 of the Credit Agreement is
              -------------------------
hereby amended in its entirety to read as follows:

               "(S)10.1  Operating Cash Flow to Financial Obligations.
                      -----------------------------------------------
          Holdings will not permit the ratio of Consolidated Operating Cash Flow to Consolidated Financial Obligations plus Distributions of Holdings and its Subsidiaries (other than Distributions of up to $25,000,000 occurring on or before December 31, 1996 to redeem Preferred Stock) to be less than (a) 1.10 to 1.0 for the period consisting of four consecutive fiscal quarters of Holdings ending September 28, 1996 and
          (b) 1.25 to 1.0 for any period consisting of four consecutive fiscal quarters of Holdings ending on or after September 29, 1996."

          (f) Amendment to Section 10.2. Section 10.2 of the Credit Agreement is
              --------- -- ------- ----
hereby amended in its entirety to read as follows:

               "(S)10.2  Interest Coverage.  Holdings will not permit the
                         -----------------
          ratio of (a) the sum of (i) Earnings Before Interest and Taxes of Holdings and its Subsidiaries plus (ii) with respect to the fiscal
                                        ----
          quarters of the Borrowers ending June 29, 1996, September 28, 1996, December 31, 1996 and March 29, 1997 only, a one time non-cash charge in the amount of $3,612,000 in connection with TreBay's research and development expense and one time restructuring expenses in the amount of $3,093,000, to (b) Consolidated Total Interest Expense of Holdings and its Subsidiaries, to be less than (x) 2.5 to 1.0 for the period consisting of four consecutive fiscal quarters of Holdings ending September 28, 1996 and (y) 3.5 to 1.0 for any period consisting of four consecutive fiscal quarters of Holdings ending on or after September 29, 1996."

          (g) Amendment to Section 13.1(r).  Section 13.1(r) is hereby amended
              ----------------------------
in its entirety to read as follows:"

          "(r) Warburg shall, at any time prior to an initial registered public offering of Class A Voting Common Stock, legally and beneficially own less than (i) thirty-six percent (36%) of the issued and outstanding Class A Voting Common Stock of Holdings or (ii) sixty percent (60%) of the issued and outstanding Preferred Stock of Holdings, in each case as adjusted pursuant to any stock split, stock dividend or recapitalization or reclassification of the capital of Holdings;"

          (h) Amendment to Section 13.1(s).  Section 13.1(s) is hereby amended
              ----------------------------
in its entirety to read as follows:


          "(s) the Original Holdings Stockholders shall, at any time prior to an initial registered public offering of Class A Voting Common Stock, legally and beneficially own less than fifty one percent (51%) of the issued and outstanding Voting Stock of Holdings, or adjusted pursuant to any stock split, stock dividend or recapitalization or reclassification of the capital of Holdings;"

     (S)7.  ADDITIONAL COVENANTS.
            --------------------

      Without any prejudice or impairment whatsoever to any of the Banks' and/or Agent's rights and remedies contained in the Credit Agreement and the covenants contained therein, the Notes or in any of the other Loan Documents, the Borrowers additionally covenant and agree with the Banks and Agent as follows:


          (a) The Borrowers shall comply and continue to comply with all of the terms, covenants and provisions contained in the Credit Agreement, the Notes and the other Loan Documents, except as such terms, covenants and provisions are expressly modified by this Agreement upon the terms set forth herein.

          (b) The Borrowers shall at any time or from time to time execute and deliver such further instruments, and take such further action as the Agent and/or Banks may reasonably request, in each case further to effect the purposes of this Agreement, the Credit Agreement, the Notes and the other Loan Documents.

     Each of the Borrowers expressly acknowledges and agrees that any failure by any Borrower to comply with the terms and conditions of this (S)7 or any other provisions contained in this Agreement shall constitute an Event of Default under the Credit Agreement.

     (S)8.  EXPENSES.
            --------

      The Borrowers agree to pay to the Agent and the Banks upon demand (a) an amount equal to any and all out-of-pocket costs or expenses (including reasonable legal fees and disbursements and appraisal expenses) incurred or sustained by the Agent and/or Banks in connection with the preparation of this Agreement and related matters and (b) from time to time any and all out-of-pocket costs or expenses (including commercial examiner fees and legal fees and disbursements) hereafter incurred or sustained by the Agent and/or Banks in connection with the administration of credit extended by the Banks and the Agent to the Borrowers or the preservation of or enforcement of the Agent's and the Banks' rights under the Credit Agreement, the Notes or the other Loan Documents or in respect of any of the Borrowers' other obligations to the Banks and/or the Agent.

     (S)9.  NO WAIVER BY BANKS AND/OR AGENT.
            -------------------------------

      Except as otherwise expressly provided for herein, nothing in this Agreement shall extend to or affect in any way any of the Borrowers' obligations or the Agent's or any Bank's rights and remedies arising under the Credit Agreement, the Notes or the other Loan Documents, and neither the Agent nor any Bank shall be deemed to have waived any or all of the Agent's and/or such Bank's rights or remedies with respect to any Event of Default (other than an Event of Default arising under the Credit Agreement as described in (S)4 hereof and then only to the extent set forth in (S)4 hereof) or event or condition which, with notice or the lapse of time, or both would become an Event of Default and which upon the Borrowers' execution and delivery of this Agreement might otherwise exist or which might hereafter occur.

     (S)10.  MISCELLANEOUS PROVISIONS.
             ------------------------

     (a) Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Credit Agreement, the Notes and the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, the Notes and the other Loan Documents, each as amended hereby, shall continue in full force and effect, and that this Agreement and the Credit Agreement, the Notes and the other Loan Documents, as applicable, shall be read and construed as one instrument.


     (b) This Agreement is intended to take effect under, and shall be construed according to and governed by, the laws of the State of Connecticut.


     (c) This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above.


                              XOMED SURGICAL PRODUCTS, INC.
                              (formerly known as Merocel/Xomed
                               Holdings, Inc.)


                              By: /s/ Thomas E. Timbie
                                 ----------------------------
                                 Its VP/CFO

                              MEROCEL CORPORATION


                              By: /s/ Thomas E. Timbie
                                 ----------------------------

                                 Its Secretary


                              XOMED, INC.
                              (formerly known as Xomed-Treace, Inc.



                              By: /s/ Thomas E. Timbie
                                 ----------------------------

                                 Its Secretary


                              XOMED-TREACE, P.R. INC.

                              By: /s/ Thomas E. Timbie
                                 ----------------------------

                                 Its Secretary

                              TREBAY MEDICAL CORPORATION


                              By: /s/ Thomas E. Timbie
                                 ----------------------------

                                 Its Secretary



                              BANK OF BOSTON CONNECTICUT,
                                Individually and as Agent


                              By: /s/ Garth J. Collins
                                 ----------------------------
                                 Garth J. Collins
                                 Its Vice President


                              THE CHASE MANHATTAN
                              BANK (formerly known as Chemical Bank)


                              By: /s/ Authorized Signatory
                                 ----------------------------

                                 Its

                              BANK OF SCOTLAND


                              By: /s/ Authorized Signatory
                                 ----------------------------
                                  Its


                              INTERNATIONALE NEDERLANDEN
                              (U.S.) CAPITAL CORPORATION


                              By:____________________________

                                 Its

The undersigned Guarantors
acknowledge and accept the
foregoing and ratify and confirm
their obligations under their
Unlimited Guaranties:


MEROCEL FOREIGN SALES
CORP.


By: /s/ Thomas E. Timbie
   ----------------------------

Its Secretary


XOMED INTERNATIONAL, INC.


By: /s/ Thomas E. Timbie
   ----------------------------

Its Secretary


XOMED CANADA, INC.


By: /s/ Thomas E. Timbie
   ----------------------------

Its Secretary


XOMED AUSTRALIA PTY LIMITED


By: /s/ Thomas E. Timbie
   ----------------------------

Its Secretary

XOMED U.K. LTD.


By: /s/ Authorized Signatory
   ----------------------------
   Its


XOMED FRANCE, S.A.


By: /s/ Thomas E. Timbie
   ----------------------------

Its Secretary


XOMED DEUTSCHLAND, GMBH


By: /s/ Authorized Signatory
   ----------------------------
   Its

                                   SCHEDULE 1
                                   ----------

                               Events of Default
                               -----------------


These Events of Default that arise as a result of the failure of the Borrowers to comply with the following sections of the Credit Agreement:

     1.  (S)10.1 for the fiscal quarter of the Borrowers ending June 29, 1996.

     2.  (S)10.2 for the fiscal quarter of the Borrowers ending June 29, 1996.


These Events of Default that will arise as a result of the failure of the Borrowers to comply with the following sections of the Credit Agreement:

     1. (S)9.4 with respect to the redemption by Holdings of Preferred Stock in the aggregate amount of up to $25,000,000, such redemption occurring on or before December 31, 1996.

     2. (S)9.9 with respect to the sale by Holdings of common stock of Holdings in a registered public offering, the proceeds of which are to be applied in accordance with the terms of (S)4.3(c) of the Credit Agreement on or before December 31, 1996.

     3. Amendments to Holdings 1996 Stock Option Plan that increased to 778,000 the number of shares of Class A Voting Common Stock reserved thereunder and allowed for the grant of non-qualified stock options with an exercise price of up to fifty percent (50%) less than the fair market value of such stock.